UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Golden Minerals Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

    P.O. BOX 8016, CARY, NC 27512-9903

Golden Minerals Company

Important Notice Regarding the Availability

of Proxy Materials

Stockholders Meeting to be held on

May 26, 2023

For Stockholders of record as of March 27, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/AUMN

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AUMN
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 16, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/AUMN	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank
e-mail with the 12 digit control number (located above) in
the subject line. No other requests, instructions OR other
inquiries should be included with your e-mail requesting
material.

Golden Minerals Company

Meeting Type: Annual Meeting of Stockholders

Date:	Friday, May 26, 2023

Time:	1:00 PM, Mountain Time

Place:	350 Indiana Street, First Floor Conference Center

Golden, CO 80401

SEE REVERSE FOR FULL AGENDA

Golden Minerals Company

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

 FOR ON PROPOSALS 1, 2, 3, 4, 5 AND 6

    PROPOSAL

1.	To elect seven directors to hold office until the 2024 annual meeting of stockholders or until their successors are elected;

1.01 Jeffrey G. Clevenger

1.02 Warren M. Rehn

1.03 W. Durand Eppler

1.04 Deborah J. Friedman

1.05 Kevin R. Morano

1.06 Terry M. Palmer

1.07 David H. Watkins

2.	To ratify the appointment of Armanino, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve the Golden Minerals Company 2023 Equity Incentive Plan;

4.

To approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from 1-for-2 shares up to 1-for-25 shares, which ratio will be selected by our Board of Directors and set forth in a public announcement;

5.

To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reduction in the total number of authorized shares of our common stock concurrent with the reverse stock split in the amount illustrated under the table “Relationship Between the Reverse Stock Split Ratio and the Authorized Share Reduction”; and

6.	To approve an amendment to our Amended and Restated Certificate of Incorporation to allow for exculpation of officers.